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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JULY 15, 1998

                  ---------------------------------------------

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-21681                  47-0801192
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)




                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (402) 474-4800



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Item 5.  OTHER EVENTS.

                  On July 15, 1998, Transcrypt International, Inc. (the "Company") issued a press release announcing the release of its audited consolidated financial statements for 1997 (restated), 1996 (restated) and 1995, and the unaudited consolidated financial results for the first quarter of 1998. A copy of the Company's press release is attached as Exhibit 99.1 and the Company's consolidated financial statements are attached as Exhibit 99.2.






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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)      FINANCIAL STATEMENTS.

            None.

   (b)      PRO FORMA FINANCIAL INFORMATION.

            None.

   (c)      EXHIBITS.

            The following are furnished as exhibits to this report:

            23.1     Consent of KPMG Peat Marwick LLP

            99.1     News Release issued on July 15, 1998 by the Registrant.

            99.2 Consolidated Financial Statements of the Registrant for 1997 (restated), 1996 (restated) and 1995.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     TRANSCRYPT INTERNATIONAL, INC.


Date:  July  14, 1998                By:  /s/ JOHN T. CONNOR
                                        --------------------------------------
                                          John T. Connor
                                          Interim Chief Executive Officer
                                          (Principal executive officer and duly
                                          authorized signatory)




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                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION

23.1             Consent of KPMG Peat Marwick LLP

99.1             News Release issued on July 15, 1998 by the Registrant.

99.2 Consolidated Financial Statements of the Registrant for 1997 (restated), 1996 (restated) and 1995.